Exhibit 99.2

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

For the Three Months Ended March 31, 2011

	Individual Annuity	Individual Life	Retirement Plans	Mutual Funds	Total Wealth Management
Balance, December 31, 2010	$2,757	$2,064	$382	$43	$5,246
Adjustments to unrealized gains and losses on securities available - for - sale and other	196	82	(8)	—	270

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	2,953	2,146	374	43	5,516
Capitalization	14	53	17	11	95
Amortization - Deferred Policy Acquisition Costs	(94)	(23)	(9)	(12)	(138)
Amortization - Present Value of Future Profits	(1)	(4)	—	—	(5)
Amortization - Realized Capital Gains / Losses	16	3	—	—	19
Amortization - Unlock - Core	37	(2)	3	—	38
Amortization - Unlock - Non-core	—	1	(1)	—	—

Balance, March 31, 2011	2,925	2,174	384	42	5,525
Adjustments to unrealized gains and losses on securities available - for - sale and other	(142)	(89)	4	—	(227)

Balance, March 31, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$2,783	$2,085	$388	$42	$5,298

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

For the Six Months Ended June 30, 2011

	Individual Annuity	Individual Life	Retirement Plans	Mutual Funds	Total Wealth Management
Balance, December 31, 2010	$2,757	$2,064	$382	$43	$5,246
Adjustments to unrealized gains and losses on securities available - for - sale and other	196	82	(8)	—	270

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	2,953	2,146	374	43	5,516
Capitalization	29	110	30	20	189
Amortization - Deferred Policy Acquisition Costs	(189)	(42)	(21)	(24)	(276)
Amortization - Present Value of Future Profits	(2)	(8)	—	—	(10)
Amortization - Realized Capital Gains / Losses	(1)	(5)	(2)	—	(8)
Amortization - Unlock - Core	24	(5)	(1)	—	18
Amortization - Unlock - Non-core	(69)	1	—	—	(68)

Balance, June 30, 2011	2,745	2,197	380	39	5,361
Adjustments to unrealized gains and losses on securities available - for - sale and other	(159)	(127)	(15)	—	(301)

Balance, June 30, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$2,586	$2,070	$365	$39	$5,060

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS ("DAC")

For the Nine Months Ended September 30, 2011

	Individual Annuity	Individual Life	Retirement Plans	Mutual Funds	Total Wealth Management
Balance, December 31, 2010	$2,757	$2,064	$382	$43	$5,246
Adjustments to unrealized gains and losses on securities available - for - sale and other	196	82	(8)	—	270

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	2,953	2,146	374	43	5,516
Capitalization	44	181	44	26	295
Amortization - Deferred Policy Acquisition Costs	(280)	(72)	(30)	(36)	(418)
Amortization - Present Value of Future Profits	(3)	(12)	—	—	(15)
Amortization - Realized Capital Gains / Losses	13	(18)	(3)	—	(8)
Amortization - Unlock - Core	(129)	(45)	(37)	—	(211)
Amortization - Unlock - Non-core	(79)	1	(4)	—	(82)

Balance, September 30, 2011	2,519	2,181	344	33	5,077
Adjustments to unrealized gains and losses on securities available - for - sale and other	(226)	(233)	(42)	—	(501)

Balance, September 30, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$2,293	$1,948	$302	$33	$4,576

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

LIFE OTHER OPERATIONS

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

For the Three Months Ended March 31, 2011

				Total
	International	Institutional		Life Other
	Annuity	Annuity	PPLI	Operations
Balance, December 31, 2010	$1,526	$66	$34	$1,626
Adjustments to unrealized gains and losses on securities available - for - sale and other	(67)	—	—	(67)

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	1,459	66	34	1,559
Capitalization	—	—	—	—
Amortization - Deferred Policy Acquisition Costs	(54)	(3)	—	(57)
Amortization - Realized Capital Gains / Losses	15	—	—	15
Amortization - Unlock - Core	(1)	—	—	(1)
Amortization - Unlock - Non-core	1	—	—	1
Effect of Currency Translation Adjustment	(30)	—	—	(30)

Balance, March 31, 2011	1,390	63	34	1,487
Adjustments to unrealized gains and losses on securities available - for - sale and other	71	—	—	71

Balance, March 31, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$1,461	$63	$34	$1,558

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

LIFE OTHER OPERATIONS

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

For the Six Months Ended June 30, 2011

				Total
	International	Institutional		Life Other
	Annuity	Annuity	PPLI	Operations
Balance, December 31, 2010	$1,526	$66	$34	$1,626
Adjustments to unrealized gains and losses on securities available - for - sale and other	(67)	—	—	(67)

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	1,459	66	34	1,559
Capitalization	—	—	1	1
Amortization - Deferred Policy Acquisition Costs	(110)	(5)	(1)	(116)
Amortization - Realized Capital Gains / Losses	65	—	—	65
Amortization - Unlock - Core	(1)	(1)	—	(2)
Amortization - Unlock - Non-core	—	1	—	1
Effect of Currency Translation Adjustment	8	—	—	8

Balance, June 30, 2011	1,421	61	34	1,516
Adjustments to unrealized gains and losses on securities available - for - sale and other	73	—	—	73

Balance, June 30, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$1,494	$61	$34	$1,589

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

LIFE OTHER OPERATIONS

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

For the Nine Months Ended September 30, 2011

				Total
	International	Institutional		Life Other
	Annuity	Annuity	PPLI	Operations
Balance, December 31, 2010	$1,526	$66	$34	$1,626
Adjustments to unrealized gains and losses on securities available - for - sale and other	(67)	—	—	(67)

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	1,459	66	34	1,559
Capitalization	—	—	1	1
Amortization - Deferred Policy Acquisition Costs	(160)	(7)	(1)	(168)
Amortization - Realized Capital Gains / Losses	(83)	—	—	(83)
Amortization - Unlock - Core	298	(4)	—	294
Amortization - Unlock - Non-core	(389)	1	—	(388)
Effect of Currency Translation Adjustment	74	—	—	74

Balance, September 30, 2011	1,199	56	34	1,289
Adjustments to unrealized gains and losses on securities available - for - sale and other	75	—	—	75

Balance, September 30, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$1,274	$56	$34	$1,364